Exhibit 99.1

Asia’s Next - Generation Media Company Management Presentation April 2024 DRAFT – CONFIDENTIAL

Disclaimer

Disclaimer

This investor presentation (this "Presentation") is for information purposes with respect to the proposed business combination (the "Proposed Business Combination") between Blue Ocean Acquisition Corp ("Blue Ocean") and TNL Mediagene (the "Company") pursuant to that certain agreement and plan of merger (the "Merger Agreement"), dated as of June 6, 2023, by and among The News Lens Co., Ltd. ("TNL"), the Company and Blue Ocean. By accepting, reviewing or reading this Presentation, you will be deemed to have agreed to the obligations and restrictions set out below.

No Offer or Solicitation

This Presentation does not constitute an offer to sell, or a solicitation of an offer to buy, or a recommendation to purchase, any securities in any jurisdiction, or the solicitation of any vote, consent or approval in any jurisdiction in connection with the Proposed Business Combination or any related transactions, nor shall there be any sale, issuance or transfer of any securities in any jurisdiction where, or to any person to whom, such offer, solicitation or sale may be unlawful under the laws of such jurisdiction. This Presentation does not constitute either advice or a recommendation regarding any securities. No offering of securities shall be made except by means of a prospectus meeting the requirement of the Securities Act of 1933, as amended, or an exemption therefrom.

No Representation or Warranties Given

No representations or warranties, express, implied or statutory are given in, or in respect of, this Presentation, and no person may rely on the information contained in this Presentation. To the fullest extent permitted by law, in no circumstances will Blue Ocean or TNL Mediagene or any of their respective subsidiaries, security holders, affiliates, partners, directors, officers, employees, advisers, representatives or agents be responsible or liable for any direct, indirect, or consequential loss or loss of profit arising from the use of this Presentation its contents, its omissions, reliance on the information contained within it or on opinions communicated in relation thereto or otherwise arising in connection therewith. This Presentation discusses trends and markets that TNL Mediagene's leadership team believes will impact the development and success of TNL Mediagene based on its current understanding of the marketplace.

Forward-Looking Statements

This Presentation and oral statements made in any meeting contain forward-looking statements that involve substantial risks and uncertainties. In some cases, you can identify forward-looking statements by terminology such as "may," "will," "should," "expects," "plans," "anticipates," "could," "intends," "targets," "projects," "contemplates," "believes," "estimates," "predicts," "potential" or "continue" or the negative of these terms or other similar expressions. All statements other than statements of historical facts contained in this Presentation, including statements regarding Blue Ocean's, TNL Mediagene's or the combined company's future financial position, business strategy, plans and objectives of management for future operations, are forward-looking statements. Without limiting the generality of the foregoing, the forward-looking statements in this Presentation include models of illustrative ownership of the combined company and adjusted EBITDA for TNL Mediagene under various financial and operational assumptions (the "Illustrative Models"). Forward-looking statements include Blue Ocean's or TNL Mediagene's opinions, estimates and expectations concerning the outlook for their or the combined company's business, productivity, plans and goals for operational improvements, capital investments, operational performance, market conditions or economic performance and developments in the capital and credit markets and expected financial performance, as well as any information concerning possible or assumed future results of operations of the combined company and the expected benefits of the Proposed Business Combination. Although we believe the opinions, estimates and expectations reflected in the forward-looking statements are reasonable, there can be no assurance that such expectation will prove to be correct. We cannot guarantee future results and there is no representation that the actual results achieved will be the same, in whole or in part, as those set out in the forward-looking statements.

Forward-looking statements involve a number of risks, uncertainties and assumptions, and actual results or events may differ materially from those projected or implied in those statements. Important factors that could cause such differences include, but are not limited to: the occurrence of any event, change or other circumstances that could give rise to the termination of negotiations and any definitive agreements with respect to the Proposed Business Combination; the outcome of any legal proceedings that may be instituted against Blue Ocean, TNL Mediagene or others following the announcement of the Proposed Business Combination and any definitive agreements with respect thereto; the inability to complete the Proposed Business Combination due to the failure to obtain approval of Blue Ocean's shareholders, have sufficient cash available to complete the Proposed Business Combination or satisfy other conditions; changes to the proposed structure of the Proposed Business Combination that may be required or appropriate as a result of applicable laws or regulations or as a condition to obtaining regulatory approval of the Proposed Business Combination; the ability to meet stock exchange listing standards following the consummation of the Proposed Business Combination; the risk that the Proposed Business Combination disrupts current plans and operations of TNL Mediagene as a result of the announcement and consummation of the Proposed Business Combination; the ability to recognize the anticipated benefits of the Proposed Business Combination and the other risks and uncertainties set forth in Blue Ocean's periodic reports filed with the U.S. Securities and Exchange Commission (the "SEC"), including but not limited to in the sections titled "Risk Factors" and "Cautionary Note Regarding Forward-Looking Statements" in Blue Ocean's annual report on Form 10-K for the fiscal year ended December 31, 2023, and in those documents that Blue Ocean or TNL Mediagene will file with the SEC. The forward-looking statements contained in this Presentation are expressly qualified by this cautionary statement. Except as required by law, we undertake no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise, after the date on which the statements are made. Readers are cautioned not to place undue reliance on forward-looking statements.

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Non-GAAP Financial Measures

This Presentation includes certain financial measures not presented in accordance with the generally accepted accounting principles ("**GAAP**"), such as adjusted EBITDA, adjusted EBITDA Margin and other metrics. These non-GAAP financial measures are not measures of financial performance in accordance with GAAP and may exclude items that are significant in understanding and assessing TNL Mediagenes's financial results. Therefore, these measures should not be considered in isolation or as an alternative to net income, cashflows from operations or other measures of profitability, liquidity or performance under GAAP. You should be aware that the Company's presentation of these measures may not be comparable to similarly titled measures used by other companies.

Blue Ocean and TNL Mediagene believe these non-GAAP financial measures, including on a forward-looking basis, provide useful information to management and investors regarding certain financial and business trends relating to TNL Mediagene's financial condition and results of operations. Blue Ocean and TNL Mediagene believe that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating projected operating results and trends in and in comparing TNL Mediagene's financial measures with other similar companies, many of which present similar non-GAAP financial measures to investors. Management does not consider these non-GAAP measures in isolation or as an alternative to financial measures determined in accordance with GAAP. The principal limitation of these non-GAAP financial measures and reconciliations is that they exclude significant expenses and income that are required by GAAP to be recorded in TNL Mediagene's financial statements. In addition, they are subject to inherent limitations as they reflect the exercise of judgment by management about which expense and income are excluded or included in determining these non-GAAP financial measures. In order to compensate for these limitations, management presents non-GAAP financial measures in connection with GAAP results.

Industry and Market Data

This Presentation contains industry and market data obtained from third-party industry publications and sources, from research reports prepared for other purposes and from TNL Mediagene's management's good faith estimates and internal sources. Such information was obtained or prepared from sources believed to be reliable, but neither Blue Ocean nor TNL Mediagene has independently verified the underlying information obtained from these sources and cannot assure you of the accuracy or completeness of such information or the reasonableness of any underlying assumption used by third-parties to prepare such information. Any data on past performance or modeling contained in this Presentation is not an indication as to future performance. The nature of this information is inherently subjective, based on estimates and is subject to change.

Trademarks and Intellectual Property

All trademarks, service marks, and trade name of TNL Mediagene or its affiliates used herein are trademarks, service marks, or registered trade names of TNL Mediagene. Any other product, company names or logos mentioned herein are the trademarks and/or intellectual property of their respective owners and their use is not intended to, and does not imply, a relationship with TNL Mediagene, or an endorsement or sponsorship by or of TNL Mediagene. Solely for convenience, the trademarks, service marks and trade names referred to in this Presentation may appear without the ®, TM or SM symbols, but such references are not intended to indicate, in any way, that TNL Mediagene will not assert, to the fullest extent under applicable law, their rights or the right of the applicable licensor to these trademarks, service marks and trade names.

No Advice Given

Nothing herein should be construed as legal, financial, tax or other advice. You should consult your own advisers concerning any legal, financial, tax or other considerations relating to TNL Mediagene, Blue Ocean or the Proposed Business Combination. The general explanations included in this Presentation cannot address, and are not intended to address, your specific investment objectives, financial situations, or financial needs. Nothing contained herein shall be deemed a recommendation to any individual or entity to enter into any transaction or take any course of action.

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Important Information for Investors and Shareholders

In connection with the Proposed Business Combination, TNL Mediagene intends to file a preliminary proxy statement and a definitive proxy statement with the SEC, and TNL Mediagene will mail a definitive proxy statement relating to the Proposed Business Combination to the shareholders of Blue Ocean. Therefore, this Presentation does not contain all the information that should be considered regarding the Proposed Business Combination and is not intended to form the basis of any investor decision or any other decision in respect of the Proposed Business Combination.

Blue Ocean and TNL Mediagene and their respective directors and executive officers, under SEC rules, may be deemed to be participants in the solicitation of proxies of Blue Ocean's shareholders in connection with the Proposed Business Combination. Investors and security holders may obtain more detailed information regarding Blue Ocean's directors and executive officers in Blue Ocean's filings with the SEC, including Blue Ocean's Annual Report on Form 10-K for the fiscal year ended December 31, 2023 filed with the SEC on March 21, 2024 (the "**Annual Report**"). Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies to Blue Ocean's shareholders in connection with the Proposed Business Combination, including a description of their direct and indirect interests, which may, in some cases, be different than those of Blue Ocean's shareholders generally, will be set forth in the Registration Statement on Form F-4 to be filed by TNL Mediagene with the SEC (the "**Registration Statement**") in connection with the Proposed Business Combination. Shareholders, potential investors and other interested persons should read the Registration Statement carefully when it becomes available before making any voting or investment decisions.

This Presentation is not a substitute for the Registration Statement or for any other document that Blue Ocean or TNL Mediagene may file with the SEC in connection with the Proposed Business Combination. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders may obtain free copies of other documents filed with the SEC by Blue Ocean through the website maintained by the SEC at http://www.sec.gov.

Changes and Additional Information in Connection with SEC Filings. The information in this Presentation has not been reviewed by the SEC and certain information, such as financial measures referenced herein, may not comply in certain respects with SEC rules. As a result, the information in the Registration Statement may differ from this Presentation to comply with SEC rules. The Registration Statement will include substantial additional information about TNL Mediagene and Blue Ocean not contained in this Presentation. Once filed, the information in the Registration Statement will update and supersede the information presented in this Presentation.

INVESTMENT IN ANY SECURITIES DESCRIBED HEREIN HAS NOT BEEN APPROVED OR DISAPPROVED BY THE SEC OR ANY OTHER REGULATORY AUTHORITY NOR HAS ANY AUTHORITY PASSED UPON OR ENDORSED THE MERITS OF THE PROPOSED BUSINESS COMBINATION OR THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED HEREIN. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

PROSPECTIVE INVESTORS MUST RELY SOLELY ON THEIR OWN EXAMINATION OF A POTENTIAL INVESTMENT IN TNL MEDIAGENE OR BLUE OCEAN AND THE TERMS OF THE DEFINITIVE DOCUMENTATION, INCLUDING THE MERITS AND RISKS INVOLVED, AND NOT ON ANY INFORMATION OR REPRESENTATION MADE OR ALLEGED TO HAVE BEEN MADE HEREIN OR OTHERWISE.

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We are Asia’s next - generation media company, next - generation built around a portfolio of trusted media brands and a suite of AI - powered advertising and data - analytics solutions Copyright © 2024 TNL Mediagene 5

Content Introduction P.8 Investment Highlights P.15 Strategy P.25 Technology P.31 Media & Branded Content P.35 Digital Studio P.43 Transaction Overview P.46 Financial Appendix P.50 Copyright © 2024 TNL Mediagene 6

INTRODUCTION

Summary

- **TNL Mediagene is a media, technology and digital studio company with data at its core**
- **Diverse, global customer base that wants to engage Asian millennial and Gen Z audiences**
- **$60+ billion[1] serviceable, addressable market with strong off-platform, digital tailwinds**
- **Outstanding financial performance with accelerating growth, prudent cost-management and profit expansion**
- **What we've built is a scarce asset with a defensible moat (22 brands, 40+ million[2] monthly unique users, proprietary technology and data)**
- **We are in the early stages of our growth story – with strong organic growth and a regional industry landscape that is fragmented and ripe for consolidation**



Sources: [1] Company data and Google Analytics as of February 29, 2024. Company calculations based on US Census Bureau 2024 estimates, Pew Research Center for demographic data and Statista study for 2022 ad spending data published March 6, 2024.
[2] Monthly unique users comprised of average monthly unique users of owned sites based on the most recent available Company data for the three months ended February 29, 2024.

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We are a Media, Digital and Technology Company with Data at its Core

TNL Mediagene Profile:

22
Content brands

534
Employees

175M+
Monthly digital footprint[1]

850+
Customers

40M+
Monthly unique users[2]

Global
Diverse customer base

$45.2M
2023 pro forma revenue[3]

Tokyo
Head office

What We Do:


Media &
Branded Content
Data
Technology
Digital Studio

Sources: Company data and Google Analytics as of February 29, 2024. Company calculations based on US Census Bureau 2024 estimates, Pew Research Center for demographic data and Statista study for 2022 ad spending data published March 6, 2024.

Notes: [1] Digital footprint comprised of average monthly views during the most recent available Company data for the three months ended February 29, 2024.
[2] Monthly unique users comprised of average monthly unique users of owned sites based on the most recent available Company data for the three months ended February 29, 2024.
[3] TNL acquired Mediagene on May 26, 2023. Pro forma revenue for 2023, including Mediagene's results from January 1, 2023 through May 25, 2023, was $45.2 million. Unaudited revenue for 2023, excluding Mediagene's results from January through May 25, 2023, was $35.8 million.

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Copyright © 2024 TNL Mediagene 10 Who we are: Values: Strategy: Competitive Advantages: Asia’s next - generation media company Independence Integrity Innovation Inclusion Be the voice of Asia’s next generation via quality content, inspiring ideas, and the trusted media brands, using a proprietary technology suite and high - quality data Strong foundation of large audiences across 22 trusted brands Proprietary data and AI - powered technology to monetize audience engagement Proven growth model ready to expand into new geographic regions Our Mission is to be The Trusted Voice for a Better Future

Copyright © 2024 TNL Mediagene 11 We Generate Revenue from 11 Sources Across Three Interconnected Business Units Advertising Sponsored Content Subscriptions Events Media & Branded Content Retail Media AdTech CDP / Data Licensing E - Commerce Technology Marketing Strategy Creative and Design Market Research Digital Studio

$ 6.4 4 $ 9.1 4 $ 10.2 4 $11.5 $ 13.4 4 $ 15.8 Copyright © 2024 TNL Mediagene 12 Q2 Q3 Q4 TNL and Mediagene merger 3 and BCA signed in Q2 2023 Notes: ¹ Unaudited Revenue figures are for three - month periods ended each quarter. Results are displayed with constant currency exchang e rates to maintain year - on - year comparability. JPY:USD = 135:1. NTD:USD = 30.5:1. 2 Q3 and Q4 revenue figures for 2023 are unaudited actuals. 3 The merger between TNL and Mediagene closed on May 26, 2023. 4 All data prior to Q3 2023 are pro forma. Pro forma assumes that the company had been operating jointly in the periods before th e merger between TNL and Mediagene as presented in the chart above. Our Accelerating Growth Builds a Strong Foundation for a Public Launch . . . 2022 2023 37.9% q - o - q 26.6% q - o - q Revenue Growth Year - on - Year and Quarter - on - Quarter Basis 1 ($US Millions) 2 2

… and is Leading to Positive Adjusted EBITDA and Path Toward Long-Range Target Goals

TNL Mediagene Summary Unaudited Income Statement

	$US in millions	2022	2023[1]
1	Net Revenue [2]	21.4	35.8
2	Cost of Goods Sold [2]	-12.3	-23.2
	Gross Profit	**9.2**	**12.7**
	Gross Profit Margin %	*43%*	*35%*
3	**Adjusted EBITDA** [3]	**-0.5**	**-1.1**
	Adjusted EBITDA Margin %	*-2.3%*	*-3.0%*

1. TNL and Mediagene achieved approximately **$45.2m** [4] **in revenue on pro forma basis** inclusive of Mediagene's results form January 1, 2023 through May 25th, 2023.
2. We expect gross profit to improve as we achieve operational efficiencies and synergies from integration with Mediagene.
3. We are planning for adjusted EBITDA profitability in 2H 2024 and for full-year 2025 based on our expected achievement of operational efficiencies and an increased scale.
   - In 2024, TNL Mediagene will begin to capitalize R&D costs incurred during prior years related to software development. Had it capitalized 25% of R&D costs in prior years, adjusted EBITDA would have been approximately $0.1 million in 2022 and -$0.3 million in 2023

Notes:
[1] Unaudited financial statements for 2023 are inclusive of the Mediagene acquisition that closed on May 26, 2023.
[2] Net revenue and cost of goods sold ("COGS") are unaudited figures. Net revenue excludes sales discounts and allowances.
[3] Adjusted EBITDA figures for 2022 and 2023 are unaudited. In 2023 adjusted EBITDA excludes one-time transaction-related costs of approximately $3.2 million incurred in connection with the acquisition of Mediagene and the Proposed Business Combination. 2022 adjusted EBITDA figures have no exclusions of one-time transaction-related costs or any other adjustments from EBITDA.
[4] On a pro-forma basis for the entire fiscal year ended December 31, 2023, TNL Mediagene would have earned approximately $45.2 million in revenue.

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INVESTMENT HIGHLIGHTS Copyright © 2024 TNL Mediagene 15

Asia's Next-Generation Media Company

Investment Highlights:

- **40+ million[1] monthly unique users and 175+ million[2] monthly digital footprints**
- **22 trusted, independent brands reaching audiences in 3 languages – Japanese, Chinese [3], and English**
- **Proprietary data and AI-powered technology designed to optimize audience monetization**
- **Loyal enterprise customers who want to engage Asian Millennial and Gen Z audiences**
- **$61+ billion[4] serviceable addressable market with strong off-platform , digital tailwinds**
- **Strong financial performance with accelerating growth, prudent cost-management and profit expansion**
- **Capital-light growth strategy focused on high-quality revenue streams and attractive market segments**



Sources: Company data and Google Analytics as of February 29, 2024. Company calculations based on US Census Bureau 2024 estimates, Pew Research Center for demographic data and Statista study for 2022 ad spending data published March 6, 2024.

Notes: [1] Monthly unique users comprised of average monthly unique users of owned sites based on most recent available Company data for the three months ended February 29, 2024.
[2] Digital footprint comprised of average views during the three months ended February 29, 2024 across all owned and social media-based sites e.g., Facebook, YouTube.
[3] TNL Mediagene has no presence in mainland China. It serves Chinese language markets in Taiwan and throughout Southeast Asia.
[4] Company estimates based on US Census, Pew Research Center for demographic data and Statista for 2022 ad spending data as of March 6, 2024.

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Thesis: We Believe Media is at a Secular Inflection Point, and We Are a Next-Gen Market Leader…

	Traditional	Digital	Next-Gen	Why We Believe Next-Gen Wins
Business Model	Ad-driven	Grow at all costs, monetize later	Diversified, sustainable growth	✓ Diverse revenue sources and high-quality data and technology
Expense Profile	Heavy Capex	High CAC[1], SEO[2]	Low CAC, SEO	✓ Capital-light model is scalable across geographies and publications
Platform[3] Relationships	Competitive	Dependent	Adjacent	✓ Advertisers seek off-platform media with good underlying data
Data Quality	Low	Medium	High	✓ Zero and first-party data native
Profitability	Profitable	High burn	Profitable	✓ Track record of sustainable growth and efficient capital allocation

Notes: [1] CAC is customer acquisition cost.
[2] SEO is search engine optimization.
[3] Platform refers to social media and/or networking platforms (i.e. Facebook, YouTube, TikTok, or Instagram).

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40 1 31 26 23 21 20 18 10 8 7 91 66 64 59 50 39 33 30 19 Copyright © 2024 TNL Mediagene 17 …With a Global Scale, a Diverse, Regional Audience… 11% 19% 21% 25% 24% 45% 55% Nikkei (JP) Asahi (JP) South China Morning Post Yormiuri (JP) Nikkan Sports (JP) United Daily News (TW) Liberty Times (TW) China Times (TW) Straits Times (SG) ESPN CBS News Fox News Washington Post CNBC WSJ Times LA Times FT Regional Media Monthly Unique Users 2 (Millions) Gender Age Global/US Media Sources: SemRush and Company data as of February 29, 2024. Notes: 1 Google Analytics as of February 29, 2024. 2 Monthly unique users comprised of average monthly unique users of owned sites based on most recent available data sourced fro m Google Analytics for the company and Semrush for other media for the three months ended February 29, 2024. 3 ASEAN refers to Brunei, Cambodia, Indonesia, Laos, Malaysia, Myanmar, Philippines, Singapore, Thailand and Vietnam. Female Male 18 - 24 25 - 34 35 - 44 45 - 54 55+ TNLMG Outranks Major Asian Media and is Comparable to Major US Media Audience Profile 1 Japan Taiwan United States Hong Kong ASEAN 3 Other Geography 6% 3% 1% 6% 5 0% 34%

...and 22 Media Brands Across Five Categories...

1 News & Business

- The News Lens
- Business Insider Japan
- Business Yee

2 B2B Media

- DIGIDAY JAPAN
- MASHING UP
- Modern Retail
- GLOSSY JAPAN

3 Technology

- Gizmodo Japan
- Cool3c
- Tech Insider
- INSIDE

4 Lifestyle & Food

- iCook
- Lifehacker Japan
- ROOMIE
- ROOMIE KITCHEN
- Life Insider
- Money Insider
- every little d

5 Sports & Entertainment

- Sports Vision
- Agent Movie
- Fuze
- Ohsowow

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Copyright © 2024 TNL Mediagene 19 …and a Large, Prestigious Customer Base Advertisers are global, regional, and diversified across sectors. Notes: This list represents a subset of our broader client base since July 2021.

We Help Advertisers Gain Access to More Than One Billion Asian Millennials and Gen Zers…

Target Millennial and Gen Z Populations (Millions)[1]

Tier 2 Priority Markets: **+1.0B**
- Indonesia
- Philippines
- India

Tier 1 Priority Markets: **+147M**
- Singapore
- Asian-Americans
- South Korea
- Thailand
- Vietnam
- Malaysia

Core Markets: **54M**
- Japan
- Taiwan

Ad Spending ($US) [2]

Tier 2 Priority Markets: **+22.7B**
- Indonesia
- Philippines
- India

Tier 1 Priority Markets: **+53.1B**
- Singapore
- Asian-Americans
- South Korea
- Thailand
- Vietnam
- Malaysia

Core Markets: **58.5B**
- Japan
- Taiwan

Sources: Company calculations based on US Census Bureau 2024 estimates, Pew Research for demographic data and Statista study for 2022 ad spending data published March 6, 2024.

Notes: [1] The Company defines "Millennial" as a person born 1980-1994 and "Gen Z" as a person born 1995-2014.

[2] Statista for 2022 ad spending data as of March 6, 2024. The figure for Asian-American ad spending is based on the size of the $US advertising market ($368 billion) times the Asian-American share of the U.S. population of approximately 7.3%. Ad spending per Millennial and Gen Z assumes equal distribution of advertising dollars across population.

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Copyright © 2024 TNL Mediagene 21 … and Unlock an Estimated $61B Market $426 $255 $18.7 43.9 Core Markets $2.6 10.1 Japan Taiwan $459 $1,109 $1.4 3.0 $292 $22 $15.3 13.8 Singapore Asian - American $64 $45 $6.4 $1.2 22.0 56.8 Tier 1 Priority Markets $2.0 $0.9 31.5 19.5 South Korea Vietnam Thailand Malaysia $22 $23 $10 $3.4 152.7 Tier 2 Priority Markets $1.6 68.1 $7.8 $61.3 807.2 Philippines Indonesia India Total Country Millennial + Gen Z Populations ( millions) x Ad Spend per Capita 2 ($US) = SAM ¹ ($US billions) Sources: Company calculations based on US Census Bureau 2024 estimates, Pew Research Center for demographic data and Statista study fo r 2 022 ad spending data published March 6, 2024. Notes: ¹ SAM is Serviceable Addressable Market. 2 Statista for 2022 ad spending data as of March 6, 2024. The figure for Asian - American ad spending is based on the size of the $U S advertising market ($368 billion) times the Asian - American share of the U.S. population of approximately 7.3%. Ad spending per Millennial and Gen Z assumes equal distribution of advertising dollars across population.

Copyright © 2024 TNL Mediagene 22 Joey Chung Chief Executive Officer Co - Founder, Director Co - Founded The News Lens in 2013 President of Sanrio China Key Roles at Polo Ralph Lauren and UBS Equity Research Motoko Imada President, COO Co - Founder, Director Founded Mediagene in 1998 Founded INFOBAHN in 2015 Launched Japanese version of Wired Jim Wu Chief Corporate Affairs Officer, Director Global M&A at Yahoo! Chief Legal Officer at Openwave Systems Nasdaq: OPWV Matt Lasov Chief Financial Officer CFO Blue Ocean Nasdaq: BOCN Director (Partner) at Slalom Consulting Our Sustainable Growth is Led by a Seasoned Leadership Team…

Copyright © 2024 TNL Mediagene 23 Marcus Brauchli Director Chairman of the Board of Blue Ocean Nasdaq; BOCN Founder of North Base Media Executive Editor of Wall Street Journal and Washington Post Takako Masai Director Director and Chair at SBI Financial and Economic research Institute Director Japan Professional Football League Advisory board at SKBI financial institute, Singapore Management University Ex Policy Board of the Bank of Japan Lauren Zalaznick Director Senior Advisor, BCG, Global TMT Director, RTL Group; Chair, National CineMedia Former Director, GoPro, Nielsen Corporation, Penguin Random House, Shazam Former EVP, Comcast NBCUniversal Priscilla Han Director Independent Director at Blue Ocean Nasdaq: BOCN Chief Investment Officer at Reapra Corporate Finance at Deloitte …And Supported by an Experienced Public Company Board

STRATEGY Copyright © 2024 TNL Mediagene 25

Copyright © 2024 TNL Mediagene 25 Who We Are: Mission: Values: Strategy: Asia’s “next - generation” media company Be the trusted voice for a better future Independence Integrity Innovation Inclusion Connect Asia’s next generation to quality content, inspiring ideas, and the trusted media brands, using a proprietary technology suite and high - quality data Growth Drivers (detail on next page): Invest in Sophisticated Data Assets 1 Increase User Engagement 2 Consolidate Position in Existing Media Categories 3 Expand into New Geographies 4 Deliver Market - Leading ROAS ¹ 5 Expand Client Base 6 Our Growth Strategy to Deliver our Long - Range Target Goals Notes: ¹ ROAS is Return on ad spend.

Our Strategy Builds on Itself, Resulting in More Customers, Wallet Share

Growth Drivers	Key Activities
1 **Invest in Sophisticated Data Assets**	— Deploy AI and cookie-less technology to capture rich, behavioral data — Acquire retail purchasing data through partnerships — Expand membership-based service offerings to increase first and zero-party data collection
2 **Increase User Engagement**	— Leverage behavioral data to tailor content to users, increasing "stickiness" — Deploy interactive content that generates more behavioral data, creating a cycle that allows additional tailoring of content to user preferences to further increase engagement
3 **Consolidate Position in Existing Media**	— Expand existing brands' coverage into new content categories based on insights from first and zero-party data — Acquire media brands in new content categories in existing market
4 **Expand into New Geographies**	— Bring existing brands into new geographies in East and Southeast Asia, excluding China — Acquire media brands in new geographies in East and Southeast Asia, excluding China — Integrate new brands into proprietary technology platform, capturing high-quality data and creating new opportunities for customers
5 **Deliver Market-leading ROAS**	— Help create ROAS opportunities for customers by offering 1) high-quality data, 2) high-quality engagement, 3) new brands, and 4) new geographies, all supported by proprietary technology and data — Maintain investments in proprietary content creation and data analytics technologies
6 **Grow Client Base**	— Execute on steps 1-5 to deliver exceptional value to new and existing customers, creating opportunities for repeat business and wallet share — Introduce our full suite of services o clients to create cross-sell opportunities — Leverage owned media assets, and proprietary, differentiated technology and data, to work with and attract business from agencies

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Copyright © 2024 TNL Mediagene 27 We Develop Brands Organically to Expand Audiences for Our Customers Our innovative publishing and creative teams have a long track record of creating and licensing new, sustainable brands 1998 2018 2020 2022 2006 - 2012 2014 2016 2019 2023 2021 2013 2017 2015 Launched TNL ASEAN, International Editions

We Will Opportunistically Acquire Media and Technology Companies to Enhance Growth

TNL Mediagene has integrated 9 acquisitions since 2018 and all founders of acquired companies have remained with us

2018: INSIDE, 運動視界 SPORTS VISION

2019: COOL 3C, TNL research

2020: ADDICTION, 電影神搜 AGENT MOVIE, 士奇傳播 IMC Digital

2021

2022: 愛料理

2023: TNL mediagene

Our M&A Model

- One or two acquisitions per year
- Focus on media and content brands, technology, or data solutions
- Intended to open new geographies or strengthen internal technology
- Our M&A methodology was profiled in a Harvard Business Review case study[1]

Notes: [1] Huang, Laura, and Katie LaMattina. "TNL Media Group." Harvard Business School Case 422-010, April 2022.

M&A In Practice:

Following the acquisition of iCook, TNL Mediagene leveraged iCook's payments and technology infrastructure to enable our other portfolio brands to launch direct e-commerce solutions and open new revenue streams, all while leveraging existing iCook cost structure.

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We Have A Robust Pipeline of Targets[1]

The Asian digital media and technology market is fragmented and ripe for consolidation

Company	Geography	Description	Strategic Rationale
A	SE Asia	Independent digital media	Consolidate Position in Existing Media Categories Expand into New Geographies
B	SE Asia	AI CDP	Invest in Sophisticated Data Assets Deliver Market-Leading ROAS
C	TW	AI CDP and data analytics	Invest in Sophisticated Data Assets Deliver Market-Leading ROAS
D	SE Asia	Financial Media, Data	Invest in Sophisticated Data Assets Consolidate Position in Existing Media Categories
E	Pan-Asia	SaaS Ecommerce	Invest in Sophisticated Data Assets Increase User Engagement Grow Client Base

Notes: [1] Companies A-E comprise a group of companies we have engaged in active conversation as of the date of this Presentation. This group is characteristic of the kinds of target companies we are interested in potentially acquiring, which range from $5-30M in estimated revenue as of the date of this Presentation.

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TECHNOLOGY Copyright © 2024 TNL Mediagene 31

Our Proprietary Technology Drives Advertising Performance for Customers in an Integrated Fashion

Proprietary Technology	Description
Content Management System	— Manages multi-media content across brands — Assesses performance of each piece of content — Optimizes content to improve audience reach and engagement
Content Engagement Platform	— Identifies unique users and creates predictive audience profiles — Analyzes data across types (e.g., zero, first and second-party) and brand sources
Advertising Network	— Serves ads on owned mobile network, reaching a significant majority of mobile users in Taiwan — Provides considerable ad impressions per dollar for customers
Creative Content Application	— Enables no-code design and deployment of highly interactive ads — Integrates seamlessly into owned Advertising Network — Increases customer speed-to-market and ad performance
Zero-Party Data Application	— Acquires real-time, zero-party data through user smartphone with consent and in strict compliance with privacy regulations — Creates unrivaled insight into consumer preferences — Informs audience profiles created in Content Engagement Platform

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Copyright © 2024 TNL Mediagene 32 We Already Have Put AI Into Action Activity Generates Revenue Reduces Cost Gains Competitive Advantage Content Production and Management AI - assisted content generation Cross - border article syndication Video production Translation Survey/panel creation Smart copy writing SEO optimization Audience targeting and ad placement Engagement Personalization and recommendation Advanced Analytics Behavior analytics Audience analytics Predictive analytics

Copyright © 2024 TNL Mediagene 33 2021 2022 2023f 2024f 2025f $120 $100 $80 $60 $40 $20 $0 25% 23% 21% 19% 17% 15% Global Retail Media (ex - China) Opportunity ($US Billions) Source: Company internal analysis using industry data as of April 30, 2023 Our Proprietary Technology Unlocks the Fast - Growing Retail Media Market Publisher / Retailer Opportunity Ad Tech Opportunity Retail Media Share of Digital Ad Market (right axis) ($US Billions) We participate in the retail media market through owned and licensed e - commerce platforms, sponsored content advertising, and strategic partnerships Partner Profile: 91APP is e - commerce software provider that integrates consumer online and offline shopping experience for retailers We enrich our proprietary ad network by integrating 91APP's retail data from more than 2,000 brands , creating a comprehensive retail media buying solution We overlay our proprietary creative ad application to increase retailer speed - to - market, ad performance and ultimately sales

MEDIA & BRANDED CONTENT Copyright © 2024 TNL Mediagene 35

Our 22 Brands Contextually Engage High-Value Audiences Across Channels

40M+

Monthly unique users[1]

175M+

Monthly digital footprint[2]

12M+

YouTube TikTok Followers[3]

4.5M+

Facebook Followers

500K+

Instagram Followers

850K+

X Followers



Source: Company data and Google Analytics as of February 29, 2024.

Notes: [1] Monthly unique users comprised of average monthly unique users of owned sites based on most recent available Company data for the three months ended February 29, 2024.

[2] Digital footprint comprised of average monthly views based on most recently available Company data for the three months ended February 29, 2024.

[3] Monthly unique users comprised of monthly average number of unique users of TNLMG owned brands' TikTok and YouTube pages based on most recent available Company data for the three months ended February 29, 2024.

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We Operate 22 Media Brands Across Five Categories

1 News & Business

- The News Lens
- Business Insider Japan
- Business Yee

2 B2B Media

- DIGIDAY JAPAN
- MASHING UP
- Modern Retail
- GLOSSY JAPAN

3 Technology

- Gizmodo Japan
- Cool3c
- Tech Insider
- INSIDE

4 Lifestyle & Food

- iCook
- Lifehacker Japan
- ROOMIE
- ROOMIE KITCHEN
- Life Insider
- Money Insider
- every little d

5 Sports & Entertainment

- Sports Vision
- Agent Movie
- Fuze
- Ohsowow

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News and Business Media

BUSINESS INSIDER | THE NEWS LENS | 商益 Business Yee

TNL Mediagene is known for high-quality, non-partisan coverage and commentary on news and business issues of importance to readers in Japan and Taiwan.

Its flagship publication in Taiwan, **The News Lens**, delivers valuable articles and perspectives to readers in Taiwan, Hong Kong, East and Southeast Asian, and internationally.

Business Insider Japan delivers daily news and insight on business, the economy, finance, technology and politics. The content is both original and licensed and delivered in Japanese.

Business Yee is a specialized Chinese language business news site.



World Vision
搶救兒童
改變世界出任務
開始任務

Case Examples:
Driving Charitable Contributions

- World Vision, a global non-profit, launched a sponsored campaign on The News Lens utilizing TNL Mediagene's proprietary data and internal creative teams to activate fundraising in Taiwan.
- The campaign successfully increased online donations in Taiwan.

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B2B Media

DIGIDAY | MASHING UP | ModernRetail | GLOSSY

TNL Mediagene publishes information for businesses through media verticals such as **DIGIDAY JAPAN**, the preeminent brand covering digital media and marketing in Japanese.

GLOSSY JAPAN explores the future of beauty and fashion industry while Modern Retail Japan specializes in content for the retail industries.

MASHING UP addresses social issues and offers ideas and approaches for businesses that want to improve diversity, inclusion and sustainability.



DIGIDAY PUBLISHING SUMMIT
TOKYO, JAPAN
Wellbeing conference

Case Examples:
Building Communities Online and Offline

- We use our B2B brands to build communities and to engage with leading industry partners.
- DIGIDAY brings **numerous publishers, brand marketers, and their suppliers** together through live events and online communities.
- MASHING UP regularly connects business leaders through live events and online communities to facilitate discussion about corporate governance, diversity, and sustainability.

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Technology Media

GIZMODO | COOL3C | TECH INSIDER | INSIDE

TNL Mediagene's portfolio of tech-media brands offer reviews, breaking news, feature articles and widely watched videos about the latest trends in technology.

Gizmodo Japan and **Cool3c** both specialize in consumer technology reviews, giving Japanese and Chinese language audiences smart takes on the latest technologies and products.

INSIDE focuses on blockchain, startups, trends and news in the tech industry in Taiwan, home to some of the world's biggest technology companies.



Vision Proの初体験がヤバすぎた!
株式会社MESON代表取締役社長
小林佑樹さん
GIZMODO
どんな結末が待っていたのか…!?「BE:FIRSTさんと行く Alienwareめぐり！」イベントレポート

Case Examples:
Connecting Brands and Audiences

- To promote the rapidly growing gaming sector, Dell partnered with Gizmodo to produce videos, sponsored content, and an online live event that drew a large audience to engage with Dell's gaming products.

- Gizmodo video coverage of the Consumer Electronics Show in Las Vegas generated **millions of video views**, making it one of Japan's most widely watched online videos in January 2024.

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Lifestyle & Food Media

LIFEHACKER Japan | ROOMIE | 愛料理
LIFE INSIDER | MONEY INSIDER | ROOMIE KITCHEN | d. every little d

TNL Mediagene publishes a wide variety of lifestyle brands serving young audiences in its core markets with original articles, podcasts and videos on cooking and food, urban living, design and personal finance.


NEW ARTICLE
SPECIAL
FEATURE
RANKING
ROOMIE
ROOMIE KITCHEN
ROOMIE KITCHEN
無印良品のコレでハンカチを持ち歩くのやめました
「これすごくない？」と思わず言っちゃった。持ち家にするならこのローンで検討したいな
"ここだけ"のくらし
ここだけのくらし

Case Examples:
Integrating Owned Media with E-commerce

- TNL Mediagene monetizes Lifestyle and Food media users beyond advertising with ecommerce.
- For example, we developed ROOMIE, a content-commerce platform to market and sell products for urban living in Japan.
- Another example, when we acquired iCook in 2022, we successfully embedded our ecommerce technology to more closely engage with its users.

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Copyright © 2024 TNL Mediagene 41 Sports & Entertainment TNL Mediagene brings readers, viewers, and listeners coverage of sports and film and television entertainment in Taiwan, as well as coverage of cultural trends in Japan. Its specialized entertainment site Agent Movie features widely read Chinese language columnists writing on film and television, including reviews and interviews. Case Example: Expanding Audiences Adidas partnered with TNL Mediagene’s digital studio, and leveraged our broader data analytics capabilities, to launch an interactive campaign about running that successfully connected with potential customers in Taiwan. As a result of the successful campaign, Adidas partnered with TNL Mediagene on additional shoe models.

DIGITAL STUDIO

Copyright © 2024 TNL Mediagene 43 Digital Studio TNL Mediagene’s integrated digital studios and market research teams offer a comprehensive suite of strategic, creative design, research and communication services that help brands with community building and audience engagement and outreach. Case Example: Promoting International Tourism IMC Digital helped the Taiwanese Ministry of Transportation and Communications develop an interactive website designed to attract more international tourists to visit Taiwan. The website and its short video content gained millions of international views.

Digital Studio



ほほえみごはん
人気キーワード



正解
謎解きキャンペーン開催!
合計500名様にスペシャルグッズとニチレイの冷凍から揚げセットをプレゼント!
開催期間 2022/10/1▸11/1 11:59
詳しくはコチラ

Case Example:
Driving Long-term Customer Engagement

- In 2018 INFOBAHN began a long-term engagement to manage content marketing for **Nichirei, one of Japan's largest food brands.**
- INFOBAHN developed innovative digital content marketing, engaging tools and an offline book to engage diverse audiences.
- Since partnering with INFOBAHN, viewership increased significantly and the site has won numerous awards.

Case Example:
Building Awareness for New Audiences

- Nichirei also engaged INFOBAHN to help bring existing products to new audiences.
- For example, Nichirei's buyers of its popular fried chicken product were primarily female heads of households. To reach a younger audience, Nichieri launched an interactive campaign that encouraged users to solve mysteries to receive participation rewards. The campaign engaged users in an "online" world and on social media utilizing key products.
- Following this interactive campaign, the participation rate of the target demographic increased significantly.

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TRANSACTION OVERVIEW Copyright © 2024 TNL Mediagene 46

Blue Ocean (NASDAQ: BOCN) is a publicly listed special purpose acquisition company with ~$67 million cash in trust ¹ TNL Mediagene has agreed to combine with Blue Ocean ² TNL Mediagene has a pre - money enterprise value of $275 million 3 We intend to raise $35+ million from PIPE financing and cash from trust 4 When the transaction closes, TNL Mediagene expects to have ~$20m in new cash, after transaction expenses and before paying down any debt Blue Ocean is committed to the company’s long - term success The combined business entity will issue Blue Ocean Sponsor LLC (“Blue Ocean Sponsor”) 50% (the “First Tranche”) of Blue Ocean Sponsor’s entitled shares 18 months after the closing of the Proposed Business Combination and the remaining 50% (the “Second Tranche”) will be issued at the earlier of (i) a change of control of TNL Mediagene’s parent company, The News Lens Co.,Ltd ., a Cayman Islands exempted company (“TNL”); (ii) TNL and TNL Mediagene’s reported revenues during any trailing twelve - month period meeting or exceeding $77,500,000 in aggregate (inclusive of any and all acquisitions consummated by the Company after the closing of the Proposed Business Combination); or (iii) 36 months after the closing of the Proposed Business Combination. Blue Ocean’s deferment of its shares is longer than market norms, reflecting its long - term commitment to the Proposed Business Combination Proceeds To be used for select M&A transactions, repayment of some debt, and general corporate purposes Copyright © 2024 TNL Mediagene 46 Strategic Investment and Long - term Sponsor Commitment Note : Subject to further discussion and ongoing negotiation of definitive documentation related to the Proposed Business Combinatio n. ¹ Figure as of 12/31/2023. ² See Merger Agreement filed with the SEC on Form 8 - K on June 6, 2024. 3 Figure represents valuation of the Company on June 6, 2023. 3 Actual results may differ. As of December 31, 2023, Blue Ocean’s public shareholders held approximately $67.2 million worth o f ordinary shares. Based on market conditions as of the date of this Presentation, SPAC redemptions may be relatively high. As of April 14, 2024, only prelimin ary discussions under NDA have taken place related to PIPE financings with potential investors.

Illustrative Sources and Uses [1]

TNL Mediagene's pro forma enterprise value is $290 million

Sources:	$US M
PIPE & Public Shareholders	35.0[2]
TNL + Mediagene Group Rollover Equity	260.0[2]
1 Blue Ocean Sponsor Shares	-
Total Sources	**$295.0**

Uses:	
Net Cash To Balance Sheet	16.0
Shareholder Liquidity	-
Existing Debt Paydown	4.0
Estimated Transaction Expenses	15.0 [1]
TNL + Mediagene Group Rollover Equity	260.0
Blue Ocean Sponsor Promote	-
Total Uses	**$295.0**

1 The combined business will issue Blue Ocean Sponsor the First Tranche of Blue Ocean Sponsor's entitled shares 18 months after the closing of the Proposed Business Combination and the Second Tranche will be issued at the earlier of (i) a change of control of TNL; (ii) TNL and TNL Mediagene's reported revenues during any trailing twelve-month period meeting or exceeding $77,500,000 in aggregate (inclusive of any and all acquisitions consummated by the Company after the closing of the Proposed Business Combination); or (iii) 36 months after the closing of the Proposed Business Combination.

- BOCN's deferment of its shares and lock-up period is longer than market norms, reflecting Blue Ocean's long-term commitment to the Proposed Business Combination.
- Blue Ocean will have one Board seat.

Note: [1] Actual results may differ.
[2] Actual results may differ. As of December 31, 2023, Blue Ocean's public shareholders held approximately $67.2 million worth of ordinary shares. Based on market conditions as of the date of this Presentation, SPAC redemptions may be relatively high. As of April 14, 2024, only preliminary discussions under NDA have taken place related to PIPE financings with potential investors.

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Illustrative Ownership[1]

	Ownership at Close			Ownership 18 Months After Close			Ownership at Earlier of 36 Months After Close or Meeting Performance Milestones		
	# Shares M	% Owned	$ US M	# Shares M	% Owned	$ US M	# Shares M	% Owned	$ US M
TNL Mediagene Existing Shareholders [2]	26.0	88.1%	260.0	26.0	81.6%	260.0	26.0	75.9%	260.0
PIPE & Public Shareholders[3]	3.5	11.9%	35.0	3.5	11.0%	35.0	3.5	10.2%	35.0
1 Blue Ocean Sponsor	-	-	-	2.4	7.4%	23.7	4.7 [4]	13.9%	47.4
Total	**29.5**	**100.0%**	**$295.0**	**31.9**	**100.0%**	**$318.7**	**34.2**	**100.0%**	**$342.4**

1 The combined business will issue Blue Ocean Sponsor the First Tranche of Blue Ocean Sponsor's entitled shares 18 months after the closing of the Proposed Business Combination and the remaining 50% the Second Tranche will be issued at the earlier of (i) a change of control of TNL; (ii) TNL and TNL Mediagene's reported revenues during any trailing twelve-month period meeting or exceeding $77,500,000 in aggregate (inclusive of any and all acquisitions consummated by the Company after the closing of the Proposed Business Combination); or (iii) 36 months after the closing of the Proposed Business Combination.

Note: [1] Actual results may differ.
[2] Figure derived from $275M valuation of the Company on June 6, 2023 minus $15M of debt expected to be incurred by the Company through the close of the Proposed Business Combination
[3] Actual results may differ. As of December 31, 2023, Blue Ocean's public shareholders held approximately $67.2 million worth of ordinary shares. Based on market conditions as of the date of this Presentation, SPAC redemptions may be relatively high. As of April 14, 2024, only preliminary discussions under NDA have taken place related to PIPE financings with potential investors.
[4] This assumes that Blue Ocean receives the Second Tranche following the issuance of the First Tranche.

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Copyright © 2024 TNL Mediagene 50 FINANCIAL APPENDIX

Unaudited Income Statement

TNL Mediagene Unaudited Income Statement		
$US Millions	2022	2023[1]
Net Revenue[2]	21.4	35.8
Cost of Goods Sold	-12.3	-23.2
Gross Profit	9.2	12.7
Gross Profit Margin %	*43%*	*35%*
Operating Expenses:		
SG&A	-8.7	-16.6
R&D	-2.5	-3.1
Operating Profit	-2.0	-7.1
Operating Profit Margin %	*-9%*	*-20%*
Non-operating Income (Expense)	-8.2	5.3
Profit (Loss) Before Tax	-10.2	-1.8
Income Tax Expense	0.2	0.6
Profit After Tax	-10.0	-1.2
After Tax Profit Margin %	*-47%*	*-3%*

Adjusted EBITDA Reconciliation	2022	2023
Operating Profit	-2.0	-7.1
Add backs:		
+ D & A Expenses	1.5	2.8
+ De-SPAC Transaction Expenses	-	3.2
= Adjusted EBITDA[3]	**-0.5**	**-1.1**
Adjusted EBITDA Margin %	***-2.3%***	***-3.0%***

Notes: [1] Unaudited financial statements for 2023 is inclusive of the Mediagene acquisition closed on May 26, 2023. Pro forma revenue for 2023, including Mediagene's results from January 1, 2023 through May 25, 2023, was $45.2 million. Unaudited revenue, excluding Mediagene's results from January through May 25, 2023, was $35.8 million.

[2] Net revenue and COGS are unaudited figures. Net revenue excludes sales discounts and allowances.

[3] Adjusted EBITDA figures for 2022 and 2023 are unaudited. In 2023 adjusted EBITDA excludes one-time transaction-related costs of approximately $3.2 million incurred in connection with the acquisition of Mediagene and the Proposed Business Combination. 2022 adjusted EBITDA figures have no exclusions of one-time transaction-related costs or any other adjustments from EBITDA. In 2024, TNL Mediagene will begin to capitalize R&D costs incurred during prior years related to software development. Had it capitalized 25% of R&D costs in prior years, adjusted EBITDA would have been approximately $0.1 million in 2022 and approximately -$0.3 million in 2023.

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Certain Risks Applicable to the Company and the Proposed Business Combination

The risks described below and those set forth in the section entitled "Risk Factors" in Blue Ocean's Annual Report, and in those documents that Blue Ocean or TNL Mediagene will filed with the SEC are not the only ones Blue Ocean and TNL Mediagene face. Additional risks that are currently known or that are currently believed to be immaterial may also impair the business, financial condition, or results of operations. You should review the Presentation and perform your own due diligence prior to making an investment.

- TNL Mediagene derives a significant portion of its revenue from its relationships with the businesses to whom it provides digital media content and related advertising technology and data analytics services, including advertising and consumer data-related services, marketing services and other services.
- The market for digital advertising for brands is continuously and rapidly evolving. If this market develops more slowly or differently than we expect, or we fail to respond successfully to changes in the market, our business, growth prospects and financial condition could be adversely affected.
- Changes to TNL Mediagene's existing content and services could fail to attract users and advertisers or fail to generate revenue.
- TNL and Mediagene merged in May 2023 to form TNL Mediagene. TNL Mediagene may not be able to successfully integrate with the businesses and may continue to incur significant costs to integrate with and support Mediagene. TNL Mediagene also may not realize the anticipated benefits of the merger because of difficulties related to the integration, the achievement of such synergies, and other challenges faced by TNL Mediagene.
- The loss of key personnel, or our failure to attract and retain other highly qualified personnel in the future, could harm the business.
- Failure to comply with laws and regulations with respect to privacy, data protection and consumer marketing practices, could adversely affect the business.
- The use of AI tools in the business may cause TNL Mediagene brand or reputational harm, competitive harm, or legal liability.
- TNL Mediagene's business relies on certain trademarks, copyrights and other intellectual property rights that are licensed from third-party licensors. TNL Mediagene does not control these rights and any loss of our rights to them could materially adversely affect its business.
- Use of third-party content creators and social media influencers may materially and adversely affect TNL Mediagene's reputation.
- TNL Mediagene depends on Amazon Web Services ("AWS") for the vast majority of its compute, storage, data transfer and other services. Any disruption of, degradation in or interference with its use of AWS could negatively affect its operations and harm its business, revenue and financial results.
- TNL Mediagene's business is subject to complex and evolving laws and regulations of the jurisdictions in which we operate, primarily Japan and Taiwan. These laws and regulations are subject to change and uncertain interpretation, and could result in claims, changes to its business practices, monetary penalties, temporary or permanent restraining orders and injunctions, increased cost of operations or declines in user growth and engagement with its brands and content, or otherwise harm its business.
- Blue Ocean may not be able to complete the Business Combination or any other business combination within the prescribed timeframe, in which case Blue Ocean would cease all operations, except for the purpose of winding up, and Blue Ocean would redeem the Blue Ocean Class A ordinary shares and liquidate.
- Blue Ocean and TNL Mediagene will incur significant transaction and transition costs in connection with the Proposed Business Combination.
- The announcement of the Proposed Business Combination could disrupt TNL Mediagene's relationships with its suppliers, business partners and others, as well as its operating results and business generally.
- The Proposed Business Combination is subject to the satisfaction or waiver of certain conditions, which may not be satisfied or waived on a timely basis, if at all.

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Thank You